UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         FORM 8-K/A

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                        Act of 1934.

              Date of Report: February 25, 2005

                 SILVER SCREEN STUDIOS, INC.
    Exact name of registrant as specified in its Charter)

 GEROGIA                  333-108534                    20-
                           0097368
  (State of Incorporation)  (Commission file number)  (IRS
                       Employer ID #)

  2002 Perimeter Summit Blvd, Suite 1275, Atlanta, GA 30319
     (Address of principal executive office) (Zip Code)

        Registrant's telephone number: (404) 751-3450

Item 4.01 Change in Registrant's  Certifying Accountant.

On December 3, 2004, after the board of directors approval, the registrant engaged the Certified Accounting firm of Kahn, Boyd & Levychin, LLP of 48 Wall St., 11th Floor, New
York, NY 10005 to re-audit its financial statements for 2003.

The previous certifying auditor Norman Ross, P.C. will remain active with the company until further notice.

There  were  no prior disagreements with Norman  Ross,  P.C.
from  the  period of August 1, 2003 until December  3,  2004 until the company's engagement of the new auditor.

Kahn, Boyd & Levychin, LLP is the principal auditor for the registrant effective December 3, 2004.

Kahn Boyd & Levychin, LLP were engaged to re-audit the Registrant's 2003 financial statement due to the fact the prior auditor was not registered with Public Accounting
Standards Board.

The principal auditor's report on the financial statement for either of the last two years did not contain an adverse opinion or a disclaimer of opinion.

Item 8.01 Other Events.

The registrant has changed its official mailing address to 2002 Perimeter Summit Blvd., Suite 1275, Atlanta, GA 30319.
The  Registrant has changed its telephone number to 404-751-
3450.



                          SIGNATURE

       Pursuant to the requirements of the Securities
 Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

Silver Screen Studios, Inc.
/s/ Otto Fletcher
--------------------------------
Otto Fletcher, Chief Executive Officer